Exhibit 23.1

Consent of Independent Auditors

As independent public accountants, we hereby consent to the incorporation by reference of our report on the Moto Photo, Inc. Salary Savings Plan for the year ended

December 31, 1999 dated October 12, 2000 included in this Form 11-K, into the Company's previously filed Registration Statement File No. 33-53188.

ARTHUR ANDERSEN LLP

October 30, 2000

Dayton, Ohio